Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net sales	$2,371	$1,863	$12,176	$11,010
Cost of goods sold	1,558	1,297	6,988	6,395
Research and development expense	297	284	871	837
Selling, general and administrative expenses	672	597	2,403	2,319
Amortization of intangibles	180	162	543	501
Restructuring and asset related charges - net	26	49	261	298
Other income — net	378	30	1,013	120
Interest expense	8	11	22	35
Income (loss) from continuing operations before income taxes	8	(507)	2,101	745
(Benefit from) provision for income taxes on continuing operations	(28)	(117)	434	88
Income (loss) from continuing operations after income taxes	36	(390)	1,667	657
(Loss) income from discontinued operations after income taxes	(4)	—	(59)	1

Net income (loss)	32	(390)	1,608	658

Net income attributable to noncontrolling interests	2	2	8	18

Net income (loss) attributable to Corteva	$30	$(392)	$1,600	$640

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$0.05	$(0.52)	$2.25	$0.85
Basic loss per share of common stock from discontinued operations	(0.01)	—	(0.08)	—
Basic earnings (loss) per share of common stock	$0.04	$(0.52)	$2.17	$0.85

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$0.05	$(0.52)	$2.23	$0.85
Diluted loss per share of common stock from discontinued operations	(0.01)	—	(0.08)	—
Diluted earnings (loss) per share of common stock	$0.04	$(0.52)	$2.15	$0.85

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	733.8	749.5	738.1	749.5
Diluted	739.5	749.5	744.0	752.0

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	September 30, 2021	December 31, 2020	September 30, 2020
Assets
Current assets
Cash and cash equivalents	$2,779	$3,526	$2,768
Marketable securities	103	269	152
Accounts and notes receivable, net	5,818	4,926	5,627
Inventories	4,417	4,882	4,374
Other current assets	1,029	1,165	1,167
Total current assets	14,146	14,768	14,088
Investment in nonconsolidated affiliates	67	66	62
Property, plant and equipment	8,270	8,253	7,985
Less: Accumulated depreciation	3,960	3,857	3,712
Net property, plant and equipment	4,310	4,396	4,273
Goodwill	10,130	10,269	10,110
Other intangible assets	10,225	10,747	10,914
Deferred income taxes	448	464	289
Other assets	1,796	1,939	1,954
Total Assets	$41,122	$42,649	$41,690

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$1,372	$3	$2,142
Accounts payable	3,512	3,615	2,994
Income taxes payable	95	123	168
Deferred revenue	692	2,662	402
Accrued and other current liabilities	2,134	2,145	2,028
Total current liabilities	7,805	8,548	7,734
Long-Term Debt	1,101	1,102	1,102
Other Noncurrent Liabilities
Deferred income tax liabilities	930	893	740
Pension and other post employment benefits - noncurrent	4,583	5,176	5,904
Other noncurrent obligations	1,724	1,867	1,864
Total noncurrent liabilities	8,338	9,038	9,610

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at September 30, 2021 - 730,267,000; December 31, 2020 - 743,458,000; and September 30, 2020 - 747,492,000	7	7	7
Additional paid-in capital	27,712	27,707	27,895
Retained earnings	666	—	—
Accumulated other comprehensive loss	(3,645)	(2,890)	(3,796)
Total Corteva stockholders' equity	24,740	24,824	24,106
Noncontrolling interests	239	239	240
Total equity	24,979	25,063	24,346
Total Liabilities and Equity	$41,122	$42,649	$41,690

Corteva, Inc.
Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Nine Months Ended September 30,
	2021	2020
Operating activities

Net income	$1,608	$658
Adjustments to reconcile net income to cash used for operating activities:
Depreciation and amortization	926	868
Provision for (benefit from) deferred income tax	151	(153)
Net periodic pension and OPEB benefit, net	(959)	(255)
Pension and OPEB contributions	(202)	(222)
Net (gain) loss on sales of property, businesses, consolidated companies, and investments	(1)	29
Restructuring and asset related charges - net	261	298
Other net loss	117	240
Changes in assets and liabilities - net
Accounts and notes receivable	(1,116)	(619)
Inventories	375	481
Accounts Payable	(41)	(629)
Deferred revenue	(1,945)	(2,169)
Other assets and liabilities	7	236
Cash used for operating activities	(819)	(1,237)
Investing activities
Capital expenditures	(413)	(301)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	53	22
Investments in and loans to nonconsolidated affiliates	(3)	(1)
Purchases of investments	(147)	(656)
Proceeds from sales and maturities of investments	310	498
Other investing activities - net	(1)	(7)
Cash used for investing activities	(201)	(445)
Financing activities
Net change in borrowings (less than 90 days)	949	1,582
Proceeds from debt	419	2,434
Payments on debt	(1)	(879)
Repurchase of common stock	(750)	(83)
Proceeds from exercise of stock options	71	19
Dividends paid to stockholders	(295)	(291)
Payments for acquisition of subsidiary's interest from the non-controlling interest	—	(60)
Other financing activities	(28)	(27)
Cash provided by financing activities	365	2,695
Effect of exchange rate changes on cash, cash equivalents and restricted cash equivalents	(78)	(64)
(Decrease)/increase in cash, cash equivalents and restricted cash equivalents	(733)	949
Cash, cash equivalents and restricted cash equivalents at beginning of period	3,873	2,173
Cash, cash equivalents and restricted cash equivalents at end of period	$3,140	$3,122

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - SEED	2021	2020	2021	2020
Corn	$437	$303	$4,505	$4,224
Soybean	157	116	1,494	1,382
Other oilseeds	94	62	661	529
Other	50	42	350	381
Seed	$738	$523	$7,010	$6,516

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT NET SALES - CROP PROTECTION	2021	2020	2021	2020
Herbicides	$782	$583	$2,737	$2,315
Insecticides	416	395	1,261	1,218
Fungicides	339	261	911	714
Other	96	101	257	247
Crop Protection	$1,633	$1,340	$5,166	$4,494

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - SEED	2021	2020	2021	2020
North America [1]	$168	$97	$4,482	$4,290
EMEA [2]	153	117	1,398	1,262
Latin America	334	246	842	668
Asia Pacific	83	63	288	296
Rest of World [3]	570	426	2,528	2,226
Net Sales	$738	$523	$7,010	$6,516

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC NET SALES - CROP PROTECTION	2021	2020	2021	2020
North America [1]	$422	$390	$1,693	$1,528
EMEA [2]	237	198	1,304	1,163
Latin America	763	559	1,361	1,086
Asia Pacific	211	193	808	717
Rest of World [3]	1,211	950	3,473	2,966
Net Sales	$1,633	$1,340	$5,166	$4,494

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021		2021
Net Sales (GAAP)	$2,371		$12,176
Less: Impacts from Currency and Portfolio	57		162
Organic Sales (Non-GAAP)	$2,314		$12,014

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING EBITDA	2021	2020	2021	2020
Seed	$(217)	$(282)	$1,523	$1,255
Crop Protection	206	130	897	677
Corporate Expenses	(40)	(27)	(106)	(81)
Operating EBITDA (Non-GAAP)	$(51)	$(179)	$2,314	$1,851

RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Income (loss) from continuing operations after income taxes (GAAP)	$36	$(390)	$1,667	$657
(Benefit from) provision for income taxes on continuing operations	(28)	(117)	434	88
Income (loss) from continuing operations before income taxes (GAAP)	8	(507)	2,101	745
Depreciation and amortization	309	285	926	868
Interest income	(19)	(11)	(58)	(38)
Interest expense	8	11	22	35
Exchange (gains) losses - net[1]	(2)	67	47	127
Non-operating benefits - net[2]	(315)	(73)	(941)	(237)
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges[3]	(19)		3
Significant items (benefit) charge[4]	(21)	49	214	351
Operating EBITDA (Non-GAAP)	$(51)	$(179)	$2,314	$1,851

1.Refer to page A-15 for pre-tax and after tax impacts of exchange losses - net.
2.Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) (benefits) costs, tax indemnification adjustments, environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Effective January 1, 2021, on a prospective basis, the company excludes net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. For the three and nine months ended September 30, 2020, the unrealized mark-to-market (loss) gain was $(8) million and $19 million, respectively.
4.Refer to page A-10 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q3 2021 vs. Q3 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$103	21%	$99	20%	9%	11%	1%	—%
EMEA	75	24%	60	19%	2%	17%	5%	—%
Latin America	292	36%	252	31%	11%	20%	5%	—%
Asia Pacific	38	15%	40	16%	—%	16%	1%	(2)%
Rest of World	405	29%	352	26%	7%	19%	4%	(1)%
Total	$508	27%	$451	24%	7%	17%	3%	—%

SEED
	Q3 2021 vs. Q3 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$71	73%	$69	71%	38%	33%	2%	—%
EMEA	36	31%	26	22%	4%	18%	9%	—%
Latin America	88	36%	79	32%	23%	9%	4%	—%
Asia Pacific	20	32%	20	32%	(1)%	33%	—%	—%
Rest of World	144	34%	125	30%	15%	15%	4%	—%
Total	$215	41%	$194	37%	19%	18%	4%	—%

CROP PROTECTION
	Q3 2021 vs. Q3 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$32	8%	$30	8%	2%	6%	—%	—%
EMEA	39	20%	34	17%	1%	16%	3%	—%
Latin America	204	36%	173	31%	5%	26%	5%	—%
Asia Pacific	18	9%	20	10%	—%	10%	2%	(3)%
Rest of World	261	27%	227	24%	3%	21%	4%	(1)%
Total	$293	22%	$257	19%	3%	16%	3%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q3 2021 vs. Q3 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$134	44%	$120	40%	23%	17%	4%	—%
Soybeans	41	35%	36	31%	20%	11%	4%	—%
Other oilseeds	32	52%	31	50%	6%	44%	2%	—%
Other	8	19%	7	17%	8%	9%	2%	—%
Total	$215	41%	$194	37%	19%	18%	4%	—%

CROP PROTECTION PRODUCT LINE
	Q3 2021 vs. Q3 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$199	34%	$183	31%	7%	24%	3%	—%
Insecticides	21	5%	11	3%	—%	3%	2%	—%
Fungicides	78	30%	69	26%	3%	23%	5%	(1)%
Other	(5)	(5)%	(6)	(6)%	(10)%	4%	1%	—%
Total	$293	22%	$257	19%	3%	16%	3%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Nine Months 2021 vs. Nine Months 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$357	6%	$296	5%	1%	4%	1%	—%
EMEA	277	11%	169	7%	4%	3%	4%	—%
Latin America	449	26%	473	27%	10%	17%	(1)%	—%
Asia Pacific	83	8%	66	7%	2%	5%	3%	(2)%
Rest of World	809	16%	708	14%	5%	9%	2%	—%
Total	$1,166	11%	$1,004	9%	3%	6%	2%	—%

SEED
	Nine Months 2021 vs. Nine Months 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$192	4%	$148	3%	—%	3%	1%	—%
EMEA	136	11%	97	8%	5%	3%	3%	—%
Latin America	174	26%	203	30%	14%	16%	(4)%	—%
Asia Pacific	(8)	(3)%	(11)	(4)%	1%	(5)%	1%	—%
Rest of World	302	14%	289	13%	7%	6%	1%	—%
Total	$494	8%	$437	7%	3%	4%	1%	—%

CROP PROTECTION
	Nine Months 2021 vs. Nine Months 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$165	11%	$148	10%	3%	7%	1%	—%
EMEA	141	12%	72	6%	2%	4%	6%	—%
Latin America	275	25%	270	25%	7%	18%	—%	—%
Asia Pacific	91	13%	77	11%	2%	9%	5%	(3)%
Rest of World	507	17%	419	14%	4%	10%	4%	(1)%
Total	$672	15%	$567	13%	4%	9%	3%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Nine Months 2021 vs. Nine Months 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$281	7%	$259	6%	4%	2%	1%	—%
Soybeans	112	8%	95	7%	—%	7%	1%	—%
Other oilseeds	132	25%	117	22%	4%	18%	3%	—%
Other	(31)	(8)%	(34)	(9)%	(4)%	(5)%	1%	—%
Total	$494	8%	$437	7%	3%	4%	1%	—%

CROP PROTECTION PRODUCT LINE
	Nine Months 2021 vs. Nine Months 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$422	18%	$349	15%	4%	11%	3%	—%
Insecticides	43	4%	24	2%	3%	(1)%	2%	—%
Fungicides	197	28%	184	26%	4%	22%	5%	(3)%
Other	10	4%	10	4%	(3)%	7%	—%	—%
Total	$672	15%	$567	13%	4%	9%	3%	(1)%

1.Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Seed	$38	$(9)	$(98)	$(154)
Crop Protection	(8)	(40)	(51)	(151)
Corporate	(9)	—	(65)	(46)
Total significant items before income taxes	$21	$(49)	$(214)	$(351)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[6]		($ Per Share)
	2021	2020	2021	2020	2021	2020
1st Quarter
Restructuring and asset related charges, net [1]	$(100)	$(70)	$(77)	$(57)	$(0.10)	$(0.08)
Loss on divestiture [2]	—	(53)	—	(43)	—	(0.06)
Income tax items [3]	—	—	—	(19)	—	(0.02)
1st Quarter — Total	$(100)	$(123)	$(77)	$(119)	$(0.10)	$(0.16)

2nd Quarter
Restructuring and asset related charges, net [1]	$(135)	$(179)	$(107)	$(143)	$(0.14)	$(0.19)
Income tax items [3]	—	—	—	29	—	0.04
2nd Quarter — Total	$(135)	$(179)	$(107)	$(114)	$(0.14)	$(0.15)

3rd Quarter
Restructuring and asset related charges, net [1]	$(26)	$(49)	$(18)	$(27)	$(0.03)	$(0.04)
Equity securities mark-to-market gain[4]	47	—	35	—	0.05	—
3rd Quarter - Total	$21	$(49)	$17	$(27)	$0.02	$(0.04)

Year-to-date Total [5]	$(214)	$(351)	$(167)	$(260)	$(0.22)	$(0.35)

1.Third quarter, second quarter, and first quarter 2021 included restructuring and asset related benefits (charges) of $(26), $(135) and $(100), respectively. The charges for the third quarter primarily relate to a $(21) charge associated with the 2021 Restructuring Actions and a $(5) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charges for the second quarter primarily relate to a $(23) charge associated with the 2021 Restructuring Actions and a $(112) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charges for the first quarter primarily relate to a $(89) charge associated with the 2021 Restructuring Actions and a $(7) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

Third quarter, second quarter and first quarter 2020 included restructuring and asset related charges of $(49), $(179) and $(70), respectively. The charge for the third quarter included a $(30) charge related to the Execute to Win Productivity Program, a $(10) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits, and a $(9) charge associated with the DowDuPont Synergy Program. The charge for the second quarter included a $(41) charge related to the Execute to Win Productivity Program and a $(138) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charge for the first quarter included a $(63) charge related to the Execute to Win Productivity Program, a $(10) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits, and a $3 asset related benefit associated with the DowDuPont Synergy Program.

The after-tax charge for the third quarter of 2020 includes a net tax benefit of $11 related to a change in estimate on the full year impact of The Act's foreign provisions.

2.First quarter 2020 included a loss of $(53) included in other income - net related to the sale of the La Porte site, for which the company signed an agreement during the first quarter 2020, and closed during the first quarter of 2021.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

3.Second quarter 2020 reflected a benefit of $29 due to an elective change in accounting method that altered the 2019 impact of the business separation on the 2017 Tax Cuts and Jobs Act's foreign tax provisions. First quarter 2020 included an after tax charge related to the impact of a state tax valuation allowance in the U.S. based on a change in judgment about the realizability of a deferred tax asset.

4.Third quarter 2021 included a benefit relating to a $47 mark-to-market gain on equity securities.

5.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

6.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings (Loss) Per Share (Non-GAAP)
Operating earnings (loss) per share is defined as earnings (loss) per share from continuing operations – diluted, excluding non-operating benefits - net, amortization of intangibles (existing as of Separation), net unrealized gain or loss from mark-to-market activity on certain foreign currency derivative instruments that do not qualify for hedge accounting, and significant items.

	Three Months Ended September 30,
	2021	2020	2021	2020
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$34	$(392)	$0.05	$(0.52)
Less: Non-operating benefits - net, after tax [1]	242	56	0.33	0.08
Less: Amortization of intangibles (existing as of Separation), after tax	(140)	(126)	(0.18)	(0.17)
Less: Mark-to-market gains on certain foreign currency contracts not designated as hedges, after tax[2]	15		0.02
Less: Significant items benefit (charge), after tax	17	(27)	0.02	(0.04)
Operating Loss (Non-GAAP)	$(100)	$(295)	$(0.14)	$(0.39)

	Nine Months Ended September 30,
	2021	2020	2021	2020
	$	$	EPS (diluted)	EPS (diluted)
Net income from continuing operations attributable to Corteva (GAAP)	$1,659	$639	$2.23	$0.85
Less: Non-operating benefits - net, after tax [1]	716	180	0.96	0.24
Less: Amortization of intangibles (existing as of Separation), after tax	(423)	(377)	(0.57)	(0.50)
Less: Mark-to-market losses on certain foreign currency contracts not designated as hedges, after tax[2]	(2)		—
Less: Significant items charge, after tax	(167)	(260)	(0.22)	(0.35)
Operating Earnings (Non-GAAP)	$1,535	$1,096	$2.06	$1.46

1.Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) benefits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
2.Effective January 1, 2021, on a prospective basis, the company excludes net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. For the three and nine months ended September 30, 2020, the unrealized mark-to-market (loss) gain was $(8) million and $19 million, respectively.

Corteva, Inc.
Operating EBITDA to Operating Earnings Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings (Loss) Per Share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Operating EBITDA (Non-GAAP)[1]	$(51)	$(179)	$2,314	$1,851
Depreciation	(129)	(123)	(383)	(367)
Interest Income	19	11	58	38
Interest Expense	(8)	(11)	(22)	(35)
Benefit from (provision for) income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains/(losses), net (Non-GAAP)[1]	74	58	(366)	(249)
Base income tax rate from continuing operations (Non-GAAP)[1]	43.8%	19.2%	18.6%	16.7%
Exchange losses - net, after tax[2]	(3)	(49)	(58)	(124)
Net (income) loss attributable to non-controlling interests	(2)	(2)	(8)	(18)
Operating (Loss) Earnings (Non-GAAP)[1]	$(100)	$(295)	$1,535	$1,096
Diluted Shares (in millions)	739.5	749.5	744.0	752.0
Operating (Loss) Earnings Per Share (Non-GAAP)[1]	$(0.14)	$(0.39)	$2.06	$1.46

1.     Refer to pages A-5 through A-9, A-12 and A-14 for Non-GAAP reconciliations.
2.     Refer to page A-15 for pre-tax and after tax impacts of exchange (losses) gains - net.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange (losses) gains, significant items, amortization of intangibles (existing as of Separation), mark-to-market gains on certain foreign currency contracts not designated as hedges, and non-operating benefits - net.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Income (loss) from continuing operations before income taxes (GAAP)	$8	$(507)	$2,101	$745
Add: Significant items - (benefit) charge [1]	(21)	49	214	351
Non-operating benefits - net	(315)	(73)	(941)	(237)
Amortization of intangibles (existing as of Separation)	180	162	543	501
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges[2]	(19)		3
Less: Exchange gains (losses), net[3]	2	(67)	(47)	(127)
(Loss) income from continuing operations before income taxes, significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses), net (Non-GAAP)	$(169)	$(302)	$1,967	$1,487

(Benefit from) provision for income taxes on continuing operations (GAAP)	$(28)	$(117)	$434	$88
Add: Tax (expenses) benefits on significant items charge[1]	(4)	22	47	91
Tax expenses on non-operating benefits - net	(73)	(17)	(225)	(57)
Tax benefits on amortization of intangibles (existing as of Separation)	40	36	120	124
Tax (expenses) benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges[2]	(4)		1
Tax (expenses) benefits on exchange gains (losses), net[3]	(5)	18	(11)	3
(Benefit from) provision for income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses), net (Non-GAAP)	$(74)	$(58)	$366	$249

Effective income tax rate (GAAP)	(350.0)%	23.1%	20.7%	11.8%
Significant items, non-operating benefits, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	393.9%	(2.5)%	(1.1)%	6.3%
Tax rate from continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	43.9%	20.6%	19.6%	18.1%
Exchange gains (losses), net effect[3]	(0.1)%	(1.4)%	(1.0)%	(1.4)%
Base income tax rate from continuing operations (Non-GAAP)	43.8%	19.2%	18.6%	16.7%

1. See Significant Items table for further detail.
2. Effective January 1, 2021, on a prospective basis, the company excludes net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. For the three and nine months ended September 30, 2020, the unrealized mark-to-market (loss) gain was $(8) million and $19 million, respectively.

3. See page A-15 for further details of exchange (losses) gains.

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Subsidiary Monetary Position Loss
Pre-tax exchange losses	$(32)	$(61)	$(47)	$(300)
Local tax benefits (expenses)	3	16	(11)	44
Net after tax impact from subsidiary exchange losses	$(29)	$(45)	$(58)	$(256)

Hedging Program Gain (Loss)
Pre-tax exchange gains (losses)	$34	$(6)	$—	$173
Tax (expenses) benefits	(8)	2	—	(41)
Net after tax impact from hedging program exchange gains (losses)	$26	$(4)	$—	$132

Total Exchange Loss
Pre-tax exchange gains (losses)	$2	$(67)	$(47)	$(127)
Tax (expenses) benefits	(5)	18	(11)	3
Net after tax exchange losses	$(3)	$(49)	$(58)	$(124)

As shown above, the "Total Exchange Loss" is the sum of the "Subsidiary Monetary Position Loss" and the "Hedging Program Gain (Loss)."